UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 20, 2023

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UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	001-08675	81-0305825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

P.O. Box 643 Thompson Fall, MT	59873
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (406) 827-3523

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K previously filed by United States Antimony Corporation (the “Company”) on January 25, 2023 (the “Form 8-K”) to (i) include the “Securities registered pursuant to Section 12(b) of the Act” disclosure on the cover page, (ii) correct a typographical error in the item number of the disclosure, which is “Item 7.01. Regulation FD Disclosure.” and (iii) include the “Item 9.01.  Financial Statements and Exhibits.” heading to the Exhibits section of the Form 8-K. No other changes have been made to the Form 8-K.

Item 7.01.  Regulation FD Disclosure.

On January 20, 2023, United States Antimony Corporation issued a press release relating to the Company’s operational update for November and December 2022. The press release is attached as an exhibit to this report and is incorporated herein by reference.

The press release may contain forward-looking statements that involve assumptions and potential risks and uncertainties. United States Antimony Corporation’s future results could differ materially from those discussed therein. Readers should not place undue reliance on any forward-looking statement, which is applicable only as of the date thereof.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by United States Antimony Corporation, dated January 20, 2023.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

By:	/s/ Kelly J. Stopher
Kelly J. Stopher
Chief Financial Officer

February 6, 2023

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